UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 6, 2006

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Federal	000-50901	20-0945587
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
         CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
         CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

        On November 6, 2006, the Company's subsidiary, Home Federal Bank, entered into an employment agreement with Len E. Williams, who has been appointed President of Home Federal Bank. The material terms of this agreement are summarized below and a copy of the agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

        Under the employment agreement, the aggregate base salary level for Mr. Williams is $200,000, which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. The agreement provides for an initial one-year term, a two-year term commencing on September 11, 2007 and a three year term commencing on September 11, 2009, provided the agreement has not been terminated earlier by either party. On each anniversary beginning on September 11, 2012, the term of the agreement will be extended for an additional year unless notice is given by the Board to Mr. Williams, or vice versa, at least 90 days prior to the anniversary date. The agreement may be terminated by Home Federal Bank at any time, by Mr. Williams if he is assigned duties inconsistent with his initial position, duties and responsibilities, or upon the occurrence of certain events. If Mr. Williams' employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, Home Federal Bank would be required to honor the terms of the agreement through the expiration of the then current term, including payment of cash compensation and continuation of employee benefits.

        The employment agreement also provides for a severance payment and other benefits if Mr. Williams is involuntarily terminated within 12 months following a change in control of the Company. The agreement authorize severance payments on a similar basis if Mr. Williams voluntarily terminates his employment following a change in control because he is assigned duties inconsistent with his position, duties and responsibilities immediately prior to the change in control. The maximum value of the severance benefits under Mr. Williams' employment agreement is 2.99 times his average annual compensation during the five-year period prior to the effective date of the change in control (known as the base amount). The employment agreement provides that the value of the maximum benefit be distributed in the form of a lump sum cash payment equal to 2.99 times Mr. Williams' base amount, and continued coverage under the health, life and disability programs of Home Federal Bank for the remaining term of the agreement following the change in control.

Item 9.01 Financial Statements and Exhibits

            (c)       Exhibits

            10.1     Employment Agreement with Len E. Williams

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                    HOME FEDERAL BANCORP, INC.

Date: November 6, 2006                              By: /s/ Robert A. Schoelkoph
                                                                    Robert A. Schoelkoph
                                                                    Senior Vice President and
                                                                    Chief Financial Officer

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Exhibit 10.1

Employment Agreement with Len E. Williams

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EMPLOYMENT AGREEMENT

        THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 6th day of November, 2006 by and between Home Federal Bank (the "Savings Bank"), and Len E. Williams (the "Employee"). References to the "Company" mean Home Federal Bancorp, Inc.

        WHEREAS, the Employee has agreed to serve as the President of the Savings Bank;

        WHEREAS, it is anticipated the Employee will make a major contribution to the success of the Savings Bank in the position of President;

        WHEREAS, the Board of Directors of the Savings Bank (the "Board of Directors") recognizes that the possibility of a change in control of the Savings Bank or the Company may occur and that such possibility, and the uncertainty and questions which may arise among management, may result in the departure or distraction of key management to the detriment of the Savings Bank;

        WHEREAS, the Board of Directors believes that it is in the best interests of the Savings Bank to enter into this Agreement with the Employee in order to assure continuity of management of the Savings Bank and its subsidiaries; and

        WHEREAS, the Board of Directors has approved and authorized the execution of this Agreement with the Employee;

        NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, it is AGREED as follows:

        1.     Definitions.

                    (a)     "Change in Control" means (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any Consolidated Subsidiaries (as hereinafter defined), any person (as hereinabove defined) acting on behalf of the Company as underwriter pursuant to an offering who is temporarily holding securities in connection with such offering, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who are members of the Board on the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Company's stockholders was approved by the nominating committee serving under an Incumbent Board or who was appointed as a result of a change at the direction of the Office of Thrift Supervision ("OTS") or the Federal Deposit Insurance Corporation ("FDIC"), shall be considered a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities

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of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect); provided that the term "Change in Control" shall not include an acquisition of securities by an employee benefit plan of the Savings Bank or the Company or a change in the composition of the Board at the direction of the OTS or the FDIC. Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred in the event of a conversion of the Company's mutual holding company to stock form or in connection with any reorganization or action used to effect such conversion.

                (b)     The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Company (or its successors) that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Savings Bank, including but not limited to the Company.

               (c)     The term "Date of Termination" means the date upon which the Employee experiences a Separation from Service from the Savings Bank, as specified in a notice of termination pursuant to Section 8 of this Agreement or the date a succession becomes effective under Section 10.

                (d)     The term "Effective Date" means September 11, 2006.

                (e)     The term "Involuntary Termination" means the Employee's Separation from Service (i) by the Savings Bank without the Employee's express written consent; or (ii) by the Employee by reason of a material diminution of or interference with his duties, responsibilities or benefits, including (without limitation), if the termination of employment occurs within 30 days of any of the following actions unless consented to in writing by the Employee: (1) a requirement that the Employee be based at any place other than Nampa, Idaho, or within a radius of 35 miles from the location of the Savings Bank's administrative offices as of the Effective Date, except for reasonable travel on Savings Bank business; (2) a material demotion of the Employee; (3) a material reduction in the number or seniority of personnel reporting to the Employee or a material reduction in the frequency with which, or in the nature of the matters with respect to which such personnel are to report to the Employee, other than as part of a Savings Bank-wide reduction in staff; (4) a reduction in the Employee's salary or a material adverse change in the Employee's perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Savings Bank; (5) a material permanent increase in the required hours of work or the workload of the Employee; or (6) the failure of the Board of Directors (or a board of directors of a successor of the Savings Bank) to elect the Employee as President and Chief Executive Officer of the Savings Bank (or a successor of the Savings Bank) or any action by the Board of Directors (or a board of directors of a successor of the Savings Bank) removing the Employee from such office. The term "Involuntary Termination" does not include Termination for Cause, Separation from Service due to death or permanent disability pursuant to Section 7(f) of this Agreement, retirement or suspension or temporary or permanent prohibition

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from participation in the conduct of the Savings Bank's affairs under Section 8 of the Federal Deposit Insurance Act ("FDIA").

                 (f)     The term "Section 409A" shall mean Section 409A of the Code and the regulations and guidance of general applicability issued thereunder.

                  (g)     The term "Separation from Service" shall have the same meaning as in Section 409A.

                     (h)     The terms "Termination for Cause" and "Terminated for Cause" mean the Employee's Separation from Service with the Savings Bank because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. The Employee shall not be deemed to have been Terminated for Cause unless and until there shall have been delivered to the Employee a copy of a resolution, duly adopted by the Board of Directors at a meeting of the Board duly called and held for such purpose (after reasonable notice to the Employee and an opportunity for the Employee, together with the Employee's counsel, to be heard before the Board), stating that in the good faith opinion of the Board of Directors the Employee has engaged in conduct described in the preceding sentence and specifying the particulars thereof in detail.

        2. Term. The initial term of this Agreement shall be a period of one year, commencing on the Effective Date, subject to earlier termination as provided herein. Beginning on the first anniversary of the Effective Date, the term of this Agreement shall be extended for a period of two years, provided that (i) neither the Employee nor the Company has given notice to the other in writing at least 90 days prior to the end of such two-year term that this Agreement shall not be extended further; and (ii) prior to the end of such two-year term, the Board of Directors, or a committee of the Board of Directors which has been delegated authority to act on such matters by the Board of Directors ("Committee"), explicitly reviews and approves the extension. Assuming the Employee's employment has not been previously terminated pursuant to the preceding sentence, or otherwise under this Agreement, on the third anniversary of the Effective Date, the term of this Agreement shall be extended for a period of three years, provided that (i) neither the Employee nor the Company has given notice to the other in writing at least 90 days prior to the end of such three-year term that the term of this Agreement shall not be extended further; and (ii) prior to the end of such three-year term, the Board of Directors, or the Committee, explicitly reviews and approves the extension. Assuming the Employee's employment has not been previously terminated pursuant to the preceding sentence, or otherwise under this Agreement, on the sixth anniversary of the Effective Date, and on each anniversary thereafter, the term of this Agreement shall be extended for a period of one year, provided that (i) neither the Employee nor the Company has given notice to the other in writing at least 90 days prior to such anniversary that the term of this Agreement shall not be extended further; and (ii) prior to such anniversary, the Board of Directors, or the Committee, explicitly reviews and approves the extension. Reference herein to the term of this Agreement shall refer to both such initial term and such extended terms.

        3. Employment. The Employee shall be employed as the President of the Savings Bank. As such, the Employee shall render all services and possess the powers as are customarily performed by persons situated in similar executive capacities, and shall have such other powers and duties as the Board of Directors may prescribe from time to time. The Employee shall also

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render services to the Company or any subsidiary or subsidiaries of the Company or Savings Bank as requested by the Savings Bank from time to time consistent with his executive position. The Employee shall devote his best efforts and reasonable time and attention to the business and affairs of the Savings Bank to the extent necessary to discharge his responsibilities hereunder. The Employee may (i) serve on charitable or civic boards or committees and, in addition, on such corporate boards as are approved in a resolution adopted by a majority of the Board of Directors or the Committee, which approval shall not be withheld unreasonably and (ii) manage personal investments, so long as such activities do not interfere materially with performance of his responsibilities hereunder.

        4. Cash Compensation.

                (a)     Salary. The Savings Bank agrees to pay the Employee during the term of this Agreement a base salary (the "Salary") in the annualized amount of $200,000. The Salary shall be paid no less frequently than monthly and shall be subject to customary tax withholding. The amount of the Employee's Salary shall be increased (but shall not be decreased) from time to time in accordance with the amounts of salary approved by the Board of Directors or the Committee or the board of directors or the appropriate committee of the Savings Bank after the Effective Date. The amount of the Salary shall be reviewed by the Board of Directors or the Committee at least annually during the term of this Agreement.

                (b)     Bonuses. The Employee shall be entitled to participate in an equitable manner with all other executive officers of the Savings Bank in such performance-based and discretionary bonuses, if any, as are authorized and declared by the Board of Directors or the Committee for executive officers.

                (c)     Expenses. The Employee shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by the Employee in performing services under this Agreement in accordance with the policies and procedures applicable to the executive officers of the Savings Bank, provided that the Employee accounts for such expenses as required under such policies and procedures.

        5. Benefits.

                (a)    Participation in Benefit Plans. The Employee shall be entitled to participate, to the same extent as executive officers of the Savings Bank generally, in all plans of the Savings Bank relating to pension, retirement, thrift, profit-sharing, savings, group or other life insurance, hospitalization, medical and dental coverage, travel and accident insurance, education, cash bonuses, and other retirement or employee benefits or combinations thereof. In addition, the Employee shall be entitled to be considered for benefits under all of the stock and stock option related plans in which the Savings Bank's executive officers are eligible or become eligible to participate. It is specifically intended that the Employee will be eligible to participate in Tier One of the Savings Bank's executive year-end cash incentive plan, commencing October 1, 2006.

                (b)     Fringe Benefits. The Employee shall be eligible to participate in, and receive benefits under, any other fringe benefit plans or perquisites which are or may become generally available to the Savings Bank's executive officers, including but not limited to supplemental retirement, deferred compensation program, supplemental medical or life insurance

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plans, company cars, club dues, physical examinations, financial planning and tax preparation services.

        6. Vacations; Leave. The Employee shall be entitled to (i) annual paid vacation in accordance with the policies established by the Board of Directors or the Committee for executive officers (but not less than four weeks), with such vacation accruing annually and available beginning after the end of a 90-day orientation period; (ii) voluntary leaves of absence, with or without pay, from time to time at such times and upon such conditions as the Board of Directors or the Committee may determine in its discretion; and (iii) six days of sick leave annually, without carryover, accruing annually beginning with the Effective Date.

        7. Termination of Employment.

                (a)     Involuntary Termination. The Board of Directors may terminate the Employee's employment at any time, but, except in the case of Termination for Cause, termination of employment shall not prejudice the Employee's right to compensation or other benefits under this Agreement. In the event of Involuntary Termination other than after a Change in Control which occurs during the term of this Agreement, the Savings Bank shall (i) if the Involuntary Termination occurs prior to the first anniversary of the Effective Date, pay to the Employee a lump-sum severance amount equal to one year's Salary as in effect immediately prior to the Date of Termination, or (ii) if the Involuntary Termination occurs after the first anniversary of the Effective Date, pay to the Employee during the remaining term of this Agreement the Salary at the rate in effect immediately prior to the Date of Termination, and (iii) provide to the Employee during the remaining term of this Agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination, on terms substantially as favorable to the Employee, including amounts of coverage and deductibles and other costs to him, as if he had not suffered Involuntary Termination. Notwithstanding the foregoing, if the taxable payments under this Section 7(a) would extend over a period of time sufficient for such payments not to be considered severance payments under Section 409A (and as such considered deferred compensation), then the final payment that could be made without causing the payments to be considered deferred compensation under Section 409A shall include the present value of the remaining payments, with such present value determined using the applicable discount rate used for purposes of determining present value under Section 280G of the Code.

                (b)     Termination for Cause. In the event of Termination for Cause, the Savings Bank shall pay to the Employee the Salary and provide benefits under this Agreement only through the Date of Termination, and shall have no further obligation to the Employee under this Agreement.

                (c)     Voluntary Termination. The Employee's employment may be voluntarily terminated by the Employee at any time upon at least 90 days' written notice to the Savings Bank or such shorter period as may be agreed upon between the Employee and the Board of Directors. In the event of such voluntary termination, the Savings Bank shall be obligated to continue to pay to the Employee the Salary and provide benefits under this Agreement only through the Date of Termination, at the time such payments are due, and shall have no further obligation to the Employee under this Agreement.

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                (d)     Change in Control. In the event of the Employee's Involuntary Termination within 12 months after a Change in Control, and which occurs at any time following the first anniversary of the Effective Date while the Employee is employed under this Agreement, the Savings Bank shall (i) pay to the Employee in a lump sum in cash within 25 business days after the Date of Termination an amount equal to 299% of the Employee's "base amount" as defined in Section 280G of the Code; and (ii) provide to the Employee during the remaining term of this Agreement substantially the same group life insurance, hospitalization, medical, dental, prescription drug and other health benefits, and long-term disability insurance (if any) for the benefit of the Employee and his dependents and beneficiaries who would have been eligible for such benefits if the Employee had not suffered Involuntary Termination, on terms substantially as favorable to the Employee, including amounts of coverage and deductibles and other costs to him, as if he had not suffered Involuntary Termination; provided, however, that no payment shall be made under this Section 7(d) that would cause the Savings Bank to be "undercapitalized" for purposes of 12 C.F.R. 565.4 or any successor provision.

                (e)     Death. In the event of the death of the Employee while employed under this Agreement and prior to any termination of employment, the Savings Bank shall pay to the Employee's estate, or such person as the Employee may have previously designated in writing, the Salary which was not previously paid to the Employee and which he would have earned if he had continued to be employed under this Agreement through the last day of the calendar month in which the Employee died, together with the benefits provided hereunder through such date.

                (f)     Disability. If the Employee becomes entitled to benefits under the terms of the then-current disability plan, if any, of the Savings Bank (the "Disability Plan") or becomes otherwise unable to fulfill his duties under this Agreement, he shall be entitled to receive such group and other disability benefits, if any, as are then provided by the Savings Bank for executive employees. In the event of such disability, this Agreement shall not be suspended, except that (i) the obligation to pay the Salary to the Employee shall be reduced in accordance with the amount of disability income benefits received by the Employee, if any, pursuant to this paragraph such that, on an after-tax basis, the Employee shall realize from the sum of disability income benefits and the Salary the same amount as he would realize on an after-tax basis from the Salary if the obligation to pay the Salary were not reduced pursuant to this Section 7(f); and (ii) upon a resolution adopted by a majority of the disinterested members of the Board of Directors or the Committee, the Savings Bank may discontinue payment of the Salary beginning six months following a determination that the Employee has become entitled to benefits under the Disability Plan or otherwise unable to fulfill his duties under this Agreement. If the Employee's disability does not constitute a disability within the meaning of Section 409A, then payments under this Section 7(f) shall not commence until the earlier of the Employee's death or the sixth month anniversary of the Employee's Separation from Service, with any delayed payments being made with the first permissible payment.

                (g)     Temporary Suspension or Prohibition. If the Employee is suspended and/or temporarily prohibited from participating in the conduct of the Savings Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the FDIA, 12 U.S.C. Section 1818(e)(3) and (g)(1), the Savings Bank's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Savings Bank may in its discretion (i) pay the Employee all or part of the compensation withheld while its obligations under this Agreement were suspended and (ii) reinstate in whole or in part any of its obligations which were suspended.

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                (h)     Permanent Suspension or Prohibition. If the Employee is removed and/or permanently prohibited from participating in the conduct of the Savings Bank's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA, 12 U.S.C. Section 1818(e)(4) and (g)(1), all obligations of the Savings Bank under this Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

                  (i)     Default of the Savings Bank. If the Savings Bank is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this provision shall not affect any vested rights of the contracting parties.

                  (j)     Termination by Regulators. All obligations under this Agreement shall be terminated, except to the extent determined that continuation of this Agreement is necessary for the continued operation of the Savings Bank: (1) by the Director of the OTS (the "Director") or his or her designee, at the time the FDIC enters into an agreement to provide assistance to or on behalf of the Savings Bank under the authority contained in Section 13(c) of the FDIA; or (2) by the Director or his or her designee, at the time the Director or his or her designee approves a supervisory merger to resolve problems related to operation of the Savings Bank or when the Savings Bank is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by any such action.

                 (k)     Reductions of Benefits. Notwithstanding any other provision of this Agreement, if payments and the value of benefits received or to be received under this Agreement, together with any other amounts and the value of benefits received or to be received by the Employee, would cause any amount to be nondeductible by the Savings Bank or any of the Consolidated Subsidiaries for federal income tax purposes pursuant to or by reason of Section 280G of the Code, then payments and benefits under this Agreement shall be reduced (not less than zero) to the extent necessary so as to maximize amounts and the value of benefits to be received by the Employee without causing any amount to become nondeductible pursuant to or by reason of Section 280G of the Code. The Employee shall determine the allocation of such reduction among payments and benefits to the Employee.

                 (l)     Further Reductions. Any payments made to the Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and FDIC regulation 12 C.F.R. Part 359, Golden Parachute and Indemnification Payments.

        8. Notice of Termination. In the event that the Savings Bank desires to terminate the employment of the Employee during the term of this Agreement, the Savings Bank shall deliver to the Employee a written notice of termination, stating whether such termination constitutes Termination for Cause or Involuntary Termination, setting forth in reasonable detail the facts and circumstances that are the basis for the termination, and specifying the date upon which employment shall terminate, which date shall be at least 30 days after the date upon which the notice is delivered, except in the case of Termination for Cause. In the event that the Employee determines in good faith that he has experienced an Involuntary Termination of his employment, he shall send a written notice to the Savings Bank stating the circumstances that constitute such Involuntary Termination and the date upon which his employment shall have ceased due to such Involuntary Termination. In the event that the Employee desires to effect a Voluntary Termination, he shall deliver a written notice to the Savings Bank, stating the date upon which employment shall terminate, which date shall be at least 90 days after the date upon which the notice is delivered, unless the parties agree to a date sooner.

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        9. Attorneys' Fees. The Savings Bank shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Employee as a result of (i) the Employee's contesting or disputing any termination of employment, or (ii) the Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by the Savings Bank (or a successor) or the Consolidated Subsidiaries under which the Employee is or may be entitled to receive benefits; provided that the Savings Bank's obligation to pay such fees and expenses is subject to the Employee's prevailing with respect to the matters in dispute in any action initiated by the Employee or the Employee's having been determined to have acted reasonably and in good faith with respect to any action initiated by the Savings Bank.

        10. No Assignments.

                (a)     This Agreement is personal to each of the parties hereto, and no party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Savings Bank shall require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) by an assumption agreement in form and substance satisfactory to the Employee, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Savings Bank would be required to perform it, if no such succession or assignment had taken place. Failure to obtain such an assumption agreement prior to the effectiveness of any such succession or assignment shall be a breach of this Agreement and shall entitle the Employee to compensation and benefits from the Savings Bank in the same amount and on the same terms as the compensation pursuant to Section 7(d) of this Agreement. For purposes of implementing the provisions of this Section 10(a), the date on which any such succession becomes effective shall be deemed the Date of Termination.

                (b)     This Agreement and all rights of the Employee hereunder shall inure to the benefit of and be enforceable by the Employee's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

        11. Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the Savings Bank at its home office, to the attention of the Board of Directors with a copy to the Secretary of the Savings Bank, or, if to the Employee, to such home or other address as the Employee has most recently provided in writing to the Savings Bank.

        12. Amendments. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

        13. Headings. The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

        14. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

          15. Governing Law. This Agreement shall be governed by the laws of the State of Idaho.

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        16. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. The OTS may appear at any arbitration hearing but the decision is not binding on the OTS.

       17. Deferral of Non-Deductible Compensation. In the event that the Employee's aggregate compensation (including compensatory benefits which are deemed remuneration for purposes of Section 162(m) of the Code) from the Savings Bank and the Consolidated Subsidiaries for any calendar year exceeds the maximum amount of compensation deductible by the Savings Bank or any of the Consolidated Subsidiaries in any calendar year under Section 162(m) of the Code (the "maximum allowable amount"), then any such amount in excess of the maximum allowable amount shall be mandatorily deferred with interest thereon at 8% per annum to a calendar year such that the amount to be paid to the Employee in such calendar year, including deferred amounts and interest thereon, does not exceed the maximum allowable amount. Subject to the foregoing, deferred amounts including interest thereon shall be payable at the earliest time permissible.

      18. Knowing and Voluntary Agreement. Employee represents and agrees that he has read this Agreement, understands its terms, and that he has the right to consult counsel of choice and has either done so or knowingly waives the right to do so. Employee also represents that he has had ample time to read and understand the Agreement before executing it and that he enters into this Agreement without duress or coercion from any source.

* * * * *

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

        THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

Attest:	HOME FEDERAL BANK

/s/Blake Burgess	By: /s/Daniel L. Stevens
November 6, 2006	Its: Chairman

EMPLOYEE

/s/Len E. Williams
Len E. Williams

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